Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Automotive Credit Corporation (the “Company”)

KeyBanc Capital Markets Inc. (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: ACC Auto Trust 2022-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2nd 04 04 2022 DATA_EXTRACT_ACC 03012022 ACC MIDCAP ONLY Updated.xlsx” provided by the Company on April 4, 2022, containing information on 14,745 automobile retail installment sale contracts (the “Receivables”) as of February 28, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by ACC Auto Trust 2022-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1% respectively, and the Borrower Name within two (2) letters difference.

•	The term “NLS” means Nortridge Loan System, the Company’s internal loan servicing system.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•

The term “Acceptable Company Names” means the acceptable company names listed in Exhibit B, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit B, which the Company informed us are acceptable forms of Title Document.

•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit B, which the Company informed us are acceptable forms of Insurance Document.

•

The term “Receivable File” means some or all of the following documents for each Sample Receivable (defined below): Driver’s License, Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement, Accounting Ledger, Customer Paystub, Notation of Interest Change in NLS, Loan Information in NLS, Historical Transaction Log, Deferred Payment Agreement, Forbearance Agreement, Due Date Change Request, Title Document, Credit Application, and Insurance Document furnished by the Company, which was represented by the Company to be copies of the original Receivable File. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.

•	The term “Provided Information” means the Instructions, Acceptable Company Names, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions

Borrower Name	Installment Sale Contract, Driver’s License, Credit Application, Customer Paystub. In the event the purchase was made by a company, compared to the primary borrower’s name under the co-borrower field.

Original Amount Financed	Installment Sale Contract, Restructure Breakdown

Original Term

Installment Sale Contract, Restructure Breakdown

For Sample Receivables with bi-weekly payments, recompute by dividing the number of bi-weekly payments listed in the Installment Sale Contract by 26, and then multiplying by 12.

Scheduled Monthly Payment

Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement, Accounting Ledger, Historical Transaction Log

For Sample Receivables with bi-weekly payments, recompute by multiplying the amount of bi-weekly payments listed in the Installment Sale Contract by 26, and then dividing by 12.

Annual Percentage Rate (“APR”)	Installment Sale Contract, Notation of Interest Changes in NLS

Origination Date	Installment Sale Contract, Restructure Breakdown, Restructured Payment Agreement, Loan Information in NLS

First Payment Date	Installment Sale Contract, Restructured Payment Agreement

Attribute	Receivable File / Instructions
Original Maturity Date

For Sample Receivables with monthly payments, recompute by adding to the First Payment Date the sum of: (1) the Original Term in the Installment Sale Contract, (2) the deferred months in the Deferred Payment Agreement or forbearance months in the Forbearance Agreement, if any, and (3) one (1) month if any Due Date Change Request indicated a payment due day earlier than the original payment due day indicated in the Installment Sale Contract.

For Sample Receivables with bi-weekly payments, recompute by adding to the First Payment Date the product of 14 days and the number of bi-weekly payments in the Installment Sale Contract.

Borrower’s State	Installment Sale Contract

We found such information to be in agreement except as stated in Exhibit C.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•

Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	Proof of Insurance. The Company informed us that an Insurance Document listing an insurance company name was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (within the Installment Sale Contract).

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

April 13, 2022

Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2022A001	51	2022A051
2	2022A002	52	2022A052
3	2022A003	53	2022A053
4	2022A004	54	2022A054
5	2022A005	55	2022A055
6	2022A006	56	2022A056
7	2022A007	57	2022A057
8	2022A008	58	2022A058
9	2022A009	59	2022A059
10	2022A010	60	2022A060
11	2022A011	61	2022A061
12	2022A012	62	2022A062
13	2022A013	63	2022A063
14	2022A014	64	2022A064
15	2022A015	65	2022A065
16	2022A016	66	2022A066
17	2022A017	67	2022A067
18	2022A018	68	2022A068
19	2022A019	69	2022A069
20	2022A020	70	2022A070
21	2022A021	71	2022A071
22	2022A022	72	2022A072
23	2022A023	73	2022A073
24	2022A024	74	2022A074
25	2022A025	75	2022A075
26	2022A026	76	2022A076
27	2022A027	77	2022A077
28	2022A028	78	2022A078
29	2022A029	79	2022A079
30	2022A030	80	2022A080
31	2022A031	81	2022A081
32	2022A032	82	2022A082
33	2022A033	83	2022A083
34	2022A034	84	2022A084
35	2022A035	85	2022A085
36	2022A036	86	2022A086
37	2022A037	87	2022A087
38	2022A038	88	2022A088
39	2022A039	89	2022A089
40	2022A040	90	2022A090
41	2022A041	91	2022A091
42	2022A042	92	2022A092
43	2022A043	93	2022A093
44	2022A044	94	2022A094
45	2022A045	95	2022A095
46	2022A046	96	2022A096
47	2022A047	97	2022A097
48	2022A048	98	2022A098
49	2022A049	99	2022A099
50	2022A050	100	2022A100

Note: The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the actual Receivable Numbers.

Exhibit B

Title Documents

Application for Certificate of Title and/or Registration	Application for Title and/or Registration

Certificate of Title	Certificate of Title of a Vehicle

DMV Receipt of Fees Paid	Guarantee of Title

Seller Assignment	Title Guarantee and Indemnity Agreement

Transfer of Title in NLS	Vehicle Record

Vintek Lien

Acceptable Company Names

Automotive Credit Corporation	Automotive CRDT CORP

Automotive Credit Corp	AUTMV CRDT CORP

Automotive Credit Corporation	Automotive Credit Corporation

Top Finance Company Inc	ACC

Automotive Credit Union	Automotive Credit Corporation

Insurance Documents

Agreement to Furnish Insurance	Agreement to Furnish Insurance Policy

Agreement to Provide Accidental Physical Damage Insurance	Agreement to Provide Insurance

Agreement to Provide Physical Damage Insurance	Agreement to Provide Property Insurance

Auto Insurance Coverage Verification	Automobile Insurance Identification Card

Insurance Coverage Acknowledgement	Auto Application

Verification of Coverage	Certificate of Insurance

Notice of Policy Change

Exhibit C

Exception List

Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
5	2022A005	Original Amount Financed	$0.00	$4,464.55
5	2022A005	Scheduled Monthly Payment	$0.00	$237.46
22	2022A022	Original Maturity Date	4/15/2034	12/15/2025
26	2022A026	Original Maturity Date	1/20/2026	1/22/2026
26	2022A026	First Payment Date	2/20/2022	2/22/2022